Exhibit 10.4

                              KANEB SERVICES, INC.
                       1996 DIRECTORS STOCK INCENTIVE PLAN

Purpose

         This Plan is intended to assist the Company in recruiting and retaining directors with ability and initiative by enabling them to participate in the Company's future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the grant of SARs, and the grant of non-qualified stock options (options not qualified under Section 422 of the Code as "incentive stock options"). The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

Article I - Definitions

1.01 "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions under which an Option or SAR is granted to such Participant.
1.02     "Board" means the Board of Directors of the Company.
1.03     "Code" means the  Internal  Revenue  Code of 1986,  and any  amendments thereto.
1.04     "Common  Stock"  means the Common  Stock,  without  par  value,  of the
         Company.
1.05     "Company" means Kaneb Services, Inc., a Delaware corporation.
1.06 "Corresponding SAR" means an SAR that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.07 "Date of Exercise" means (i) with respect to a particular Option, the date that the Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the Company.
1.08     "Director"  means any duly  elected  member of the  Company's  Board of
         Directors.
1.09 "Fair Market Value" means, on any given date, the closing price of the Common Stock. If the Common Stock was not traded on such date, then the "Fair Market Value" is determined with reference to the preceding day that the Common Stock was so traded.
1.10 "Initial Value" means, with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.
1.11 "Option" means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.
1.12 "Participant" means a member of the Board, who satisfies the requirements of Article III and is selected by the Board to receive an Option, an SAR, or a combination thereof.
1.13     "Plan" means the Kaneb  Services,  Inc. 1996 Directors  Stock Incentive
         Plan.
1.14 "SAR" means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Board and specified in the Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value, payable in cash or the equivalent value in Common Stock, at the election of the Board. References to "SARs" include both Corresponding SARs and SARs granted independently of Options unless the context requires otherwise.

Article II - Administration

         Except as provided in this Article II, the Plan shall be administered by the Board. The Board shall have the authority to grant Options and SARs on such terms (not inconsistent with this Plan) as the Board shall consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR. Notwithstanding any such conditions, the Board may, in its discretion, accelerate the time at which any Option or SAR may be exercised. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations desirable, necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. No member of the Board shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, or SAR award. All expenses of administering this Plan shall be borne by the Company.

Article III - Eligibility

3.01 General. Each Director of the Company is eligible to participate in this Plan. Any such Director may be granted one or more Options, SARs, or Options and SARs. A Director of the Company who is an employee of the Company or a Subsidiary may be granted Options or SARs under this Plan.
3.02 Grants. The Board will designate individuals to whom Options and SARs are to be granted and will specify the number of shares of Common Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All Options and SARs granted under this Plan shall be evidenced by Agreements which shall be subject to the applicable provisions of this Plan and to such other provisions as the Board may adopt. The Board may substitute new Options or SARs for previously granted Options or SARs, including those previously granted having higher exercise prices. The Board may also substitute new SARs for previously granted Options or new Options for previously granted SARs including those SARs or Options theretofore granted having higher exercise prices. No Participant may be granted incentive stock options under this Plan.

Article IV - Stock Subject to Plan

4.01 Source of Shares. Upon the exercise of any Options or SARs, the Company may use Common Stock held by the Company in its Treasury, or subject to shareholder approval, the Company may issue authorized but unissued Common Stock.
4.02 Maximum Number of Shares. The maximum aggregate number of shares of Common Stock that may be utilized pursuant to the exercise of Options and SARs under this Plan is 400,000, subject to increases and adjustments as provided in Article VIII.
4.03 Forfeitures. If an option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options or SARs to be granted under this Plan.

Article V - Option Price

         The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Board on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option, including an Option that is an incentive stock option, shall not be less than the Fair Market Value on the date the Option is granted.

Article VI - Exercise of Options

6.01 Maximum Option or SAR Period. The maximum period in which an Option or SAR may be exercised shall be determined by the Board on the date of grant and any Corresponding SAR that relates to such Option shall be exercisable after the expiration of 10 years from the date the Option or SAR was granted. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.
6.02 Transferability. Any Option or SAR granted under this Plan shall be transferable only by will, laws of descent and distribution or by a gift from a Participant to a family member or a trust, partnership or similar entity for the benefit of a family member. In the event of any such transfer, the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant, except in connection with a permitted transfer.
6.03 Director Status. In the event that the terms of any Option or SAR provide that it may be exercised only during active service or within a specified period of time after termination of service, the Board may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous service. In the absence of terms established in an Option and or SAR Agreement by the Board, the following shall apply:

         (a) Death. In the event of death while in active service, Options and SARs may be exercised for a period of one hundred eighty
                  (180) days after the Participant's death or until the expiration of the Option or SAR (if sooner), to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of the Participant's death, by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Option or SAR by bequest or inheritance or by reason of the Participant's death;
         (b) Disability. In the event of termination of service as the result of a permanent disability or life-threatening illness (as determined by the Board), the Option or SAR may be exercised by the Participant or his guardian for a period of 180 days after the Participant's termination or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of such termination;
         (c) Termination. A Participant may exercise such Option or SAR in the event that he resigns or fails to be reelected for a period of ninety (90) days after the Participant's termination from service or until expiration of the Option or SAR period (if sooner) to the extent of the shares with respect to which the Option or SAR could have been exercised by the Participant on the date of termination of service.

6.04 Terms. The Board may provide for the terms of the Participant's eligibility to exercise Options or SARs in installments or under any such conditions and restrictions as it may determine. In the absence of such terms established in an Option or SAR Agreement by the Board, the Option or SAR shall be exercisable in its entirety on the date of grant, subject to any applicable law or statute and as otherwise provided for in this Article VI.

Article VII - Method of Exercise

7.01 Exercise. An Option or SAR granted under this Plan shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option or SAR may be exercised in whole at any time or in part at any time at such times and in compliance with such requirements as the Board shall determine. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.
7.02 Payment. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash, a cash equivalent acceptable to the Board, or in Common Stock. With the approval of the Board, all or part of the Option price may be paid by surrendering shares of Common Stock to the Company. If Common Stock is used to pay all or part of the
         Option price, the shares surrendered must have a Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof. A fractional share of Common Stock shall not be deliverable upon the exercise of an SAR or Option but a cash payment will be made in lieu thereof.
7.03 Shareholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to his Option or SAR until the Date of Exercise of such Option or SAR.

Article VIII - Adjustment Upon Change in Common Stock

8.01 General. The maximum number of shares as to which Options and SARs may be granted under this Plan shall be proportionately adjusted, and the terms of outstanding Options and SARs shall be adjusted, as the Board shall determine to be equitably required in the event that the Company effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares. Any determination made under this Article VIII by the Board shall be final and conclusive. This issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect and no adjustment by reason thereof shall be made with respect to, outstanding Options or SARs. The Board may grant Options, and may grant SARs in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes a member of the Board in connection with a transaction described in the first paragraph of this Article VIII. Notwithstanding any provision of the Plan, the terms of such substituted Option or SAR grants shall be as the Board, in its discretion, determines is appropriate.
8.02 Liquidation or Dissolution. In case the Company shall, at any time while any unexercised Option or SAR shall be in force and remain unexpired under this Plan, (i) sell all or substantially all its property and thereafter distribute in partial or total liquidation of the Company, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise of Options or SARs (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Option or SAR, make any partial distribution of its assets (but not including dividends payable in capital stock of the Company), in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the exercise prices then in effect with respect to each outstanding Option or SAR shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

Article IX - Compliance With Law and Approval of Regulatory Bodies

         No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance will all applicable federal and state laws and regulations (including without limitation, withholding tax requirements, if any) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or SAR is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with applicable federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock Shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

Article X - General Provisions

10.01 Effect on Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any Director any right to continue in the service of the Company or in any way effect any right and power of the shareholders of the Company to terminate the service of a director without assigning a reason therefor.
10.02 Unfunded Plan. The Plan, insofar as it provides for grants, shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.
10.03 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer, as well, to any amendment to or successor of such provision of law.

Article XI - Amendment

         The Board may amend or terminate this Plan from time to time, provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment increases the aggregate number of shares of Common Stock that may be issued under the Plan, other than through use Common Stock held in its Treasury. No amendment shall without a Participant's consent adversely affect any rights of such Participant under any Option or SAR outstanding at the time such amendment is made.

Article XII - Duration of Plan

         No Option or SAR may be granted under this Plan more than 10 years after the date that the Plan is adopted by the Board.

Article XIII - Effective Date of Plan

         This Plan, as amended, has been approved by the Compensation Committee, effective as of the 23rd day of July, 1998.